Exhibit 99.1

Exhibit 99.1

RAYMOND JAMES IT SUPPLY CHAIN CONFERENCE

December 11, 2003 Patricia Gallup, Chief Executive Officer Mark Gavin, Senior VP of Finance and CFO

2003 and the statements administrative costs Such risks and of the Company to hire and SAFE HARBOR STATEMENT This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of changes in market demand and the overall level of economic activity, or in the level of business investment in information technology products, competitive products and pricing, product availability and market acceptance, new products, fluctuations in operating results and other risks detailed under the caption “Factors That May Affect Future Results and Financial Condition” in the Company’s 2003 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2003. More specifically, the statements in this release concerning the Company’s outlook for the balance of concerning the Company’s gross margin percentage and selling and and other statements of a non-historical basis (including statements regarding implementing strategies for future growth, the ability of the Company to regain its model of profitable growth and the expected benefits of the Company’s electronic commerce strategy) are forward-looking statements that involve certain risks and uncertainties. uncertainties include the ability to realize market demand for and competitive pricing pressures on the products and services marketed by the Company, the continued acceptance of the Company’s distribution channel by vendors and customers, continuation of key vendor relationships and support programs and the ability retain qualified sales representatives and other essential personnel.

• Million Million Million Billion • 1982 1,400 NASDAQ PCCC 24.8 7.4 $217 $1.19 $6.30 $4.80 $8.75 INC. Share Share Per Per Value 11/30/03 Value –1000 Outstanding Capitalization : Book Price • CONNECTION, Sales Book • Fortune Founded Employees Exchange Symbol Shares Float Market 2002 Total Tangible Closing • PC ¦ ¦ ¦ ¦ ¦ ¦ ¦ ¦ ¦ ¦ ¦

Business Overview Patricia Gallup, Chief Executive Officer

• products information solutions subsidiaries 580 brand-name of and sales with provider products three model relationships 100,000 • OVERVIEW than • response (IT) through representatives vendor more rapid technology Operates Relationship-based A sales Multiple Offering • BUSINESS _ _ _ _

ORGANIZATIONAL STRUCTURE & BUSINESS SEGMENTS

PC Connection, Inc.
(Parent Holding Company)

PC Connection Sales Corporation
(dba PC Connection®)

- Small- and Medium-Sized Business Sales

Merrimack Services Corporation
(dba PC Connection Services)

- Distribution
- Customer Service
- Human Resources
- Information Services
- Finance
- Marketing
- Administrative Services
- Business Development
- Product Management
- Advertising
- eCommerce

GovConnection, Inc.

- Federal Government
- State/Local Government
- Education Sales & Support

MoreDirect, Inc.

- Medium-to-Large Organization Sales

• Award Year Torch Class the Computer of of list World Boston Management Bureau list Companies” PC Week companies the by Entrepreneur Business Ethics Service Magazine’s of Technology Excellence: Inc. growing Company Group Better Business 100 of Online by Winner National Principle-Centered the Business on Top Circle Best • 500-fastest Best User of for of for #7 • Ranked of Nine-Time Named Society Winner Award Holder Award Ranked “World’s BizRate Nation’s • Recognition · · · · · · & Awards

BUILDING ADDITIONAL BRANDS:

• Segment) information catalog solutions (SMB of medium-sized and marketer and telemarketing, marketing Corporation products small- (SMBs) direct on outbound website • Sales • Leading technology Focused businesses Utilize and • PC _ _

• service 390 superior –million 2003) $703 providing representatives 30, -by customers sales sales to value of September annual of Differentiated and Number (as 2002 • _

• into • Sector) separated telemarketing, • Ed • are 12 • – • (Public sectors: K Higher outbound Inc. customers market Local sales, website sector and field and • distinct Federal State • GovConnection, Public four Utilize catalog • _

• account in logistics) procurement sales experience wholesale or field leading hardware years of warehousing 20 no IT –customers high-level manufacturers – • Inc. 10 • efficient large with inventories and for hardware inventory MoreDirect, Provides system Knowledgeable, managers IT Aggregates distributors (virtual • _

• 79 million number customers – $249 -serial into sales 2003) tracking, directly representatives 30, annual asset data systems sales forma of September invoice pro of Provides and back-end Number (as 2002 • _

OFFERING CHOICE AND SUPERIOR SERVICE IS OUR COMPETITIVE ADVANTAGE

• BRANDS” • Hand Others) • “YOUR On • Data, • Manufacturers Partnerships Inventory Tech 1,400 of (Ingram, Over $50M Distribution • PRODUCTS _ _

• WAY” “YOUR –SUPPORT • Configuration Loading Tagging Management Services Custom Image Asset Rollout Custom • HARDWARE _ _ _ _

• DAY” facility a.m. “NEXT Airborne feet 3:00 – on square through Rate 200,000+ Shipping Fill Warehouse 99.5% • LOGISTICS _ _ _

Company Market Share 0.88% 0.61% 0.29% 0.58% (2) $703 294 249 $1,246 Pro Forma Net Sales 2002 (1) $80,000 48,000 85,000 $213,000 Market Opportunity PURSUING LARGE MARKET OPPORTUNITIES ($            in millions) and Medium-Sized IDC and PC Connection estimates The pro forma net sales assumes the acquisition of MoreDirect had taken place January 1, 2002 Company Segments Small- Businesses Government & Education Large Corporate Accounts (1) (2)

Strategies for Growth Patricia Gallup, Chief Executive Officer

• Technology and OVERVIEW Representatives Server Sales Internet of Margins of Enterprise STRATEGIES Productivity Number Power on Opportunities Sales the Product the Focus Improve Increase Improve Leverage Heighten Networking • GROWTH _ _ _ _

• Alliances OVERVIEW Offerings and Service High-Growth Acquisitions STRATEGIES and onSegments Product Focus Strategic Expand SharpenCustomer Pursue • GROWTH _ _

Target $3,000 3,500 4,000 $3,200 (1) $2,063 2,969 3,452 $2,434 Average Productivity Annual 2002 Sales Reps Annual 341 99 72 512 (1) 703,505 293,938 248,564 Net Sales 2002 $1,246,007 Pro Forma $ IMPROVE SALES PRODUCTIVITY and Medium-Sized Total/Average The pro forma information assumes the acquisition of MoreDirect had taken place

January 1, 2002 ($            in thousands) Company Segments Small- Businesses Government & Education Large Corporate Accounts (1)

IMPROVE TRAINING IN KEY AREAS

• desk vendors FOR employee’s key areas with the key at training in training training partnerships • CONCENTRATION skills • PROGRAMS Manager Certifications sales training OF interactive Continuing Account Technical Online Ongoing • AREAS TRAINING _ _ _ _

Q3 03 390 111 79 580 Q2 03 355 114 77 546 Q1 03 330 101 74 505 Q4 02 341 99 72 512 INCREASE THE NUMBER OF SALES REPRESENTATIVES SMB Public Sector Large Account Total

Sep- 03 Jun- 03 Mar- 03 Dec- 02 Sep- 02 Public Sector Account Managers Jun- 02 Mar- 02 Dec- 01 Sep- 01 SMB Account Managers Jun- 01 Mar- 01 ACCOUNT MANAGER TENURE (In Months) 45 40 35 30 25 20 15 10 Months # of

• as Connection offerings accessories products PC for with service MARGINS sales sales enterprise-class sales penetration add-on net value-added solution PRODUCT of of total on consumables sales of account third-party focus percent Enhancement and Increase a Increase and Greater • IMPROVE _ _ _

• (IBAs) Control Costs Pricing Customer Productivity Purchasing Systems Rate with Transaction Sales Purchasing Return Discounting 7 x Centralized Procurement ACCOUNTS 24 Account-Specific Integration Reduced Increased Lower Less • ? ? ? ? ? ? • BUSINESS INTERNET

Q3 03 Q2 03 Q1 03 % of Public Sector Sales Q4 02 New Web Site Rolled Out Q3 02 % of SMB Sales Q2 02 Q1 02 INTERNET BUSINESS ACCOUNT PROGRAM (Excluding MoreDirect) 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

• Cycle Enterprise to ENTERPRISE Sales Certifications Desktop ON Solution Services from Staff Center FOCUS Lifecycle Briefing Shifting Enterprise Technical IT Mix on Customer NETWORKING Focus Increase Complete Product • HEIGHTEN _ _ _ _ &

Account Profiling Assessment Solution Design Demand Generation Services ENTERPRISE SOLUTION SALES CYCLE Support & Maintenance Proposal Delivery

TECHNICAL STAFF CERTIFICATIONS

PC Connnection invested 1,950 man-hours in certification training during FY02

- HP Master ASE SAN Architect, High Availability & Clustering
- HP StorageWorks for Unix
- HP: STAR NCP Network Connectivity, NTP & TCP
- Veritas High Availability
- Veritas Data Protection *(May 2003)*
- Microsoft MCSE & MCPS
- Cisco CCNA, CCDA
- Sun Solaris CSA & CNA
- Checkpoint CCSA & CCSE
- Citrix MetaFrame
- CompTIA: A+ Core, Network+, Server+, Linux+
- 3Com CSA, CSE & NBX
- IBM: PSS & PSE
- Nortel: Switching Core Technology
- Novell: CNE

PC Connection

COMPLETE IT LIFECYCLE SERVICES

PC Connection is focused on helping customers solve business problems through the application of technology products and services

- Hardware Management
  - Installation
  - Configuration
  - System Rollouts
  - Asset Management
  - Logistics Support
  - Desktop Management
  - Image Loading
  - Managed Virus Protection
  - Maintenance Contracts
  - Warranty Upgrades
  - Damage Protection
  - Leasing
  - Obsolete Asset Disposition
  - Technology Refresh
  - Staff Augmentation
- Networking
  - SAN Design & Installation
  - Network Security
  - Wireless LAN Support
  - IT Assessment
  - LAN/WAN Architecture
  - Storage Consulting
  - Staff Augmentation
  - Cable Plant (wiring)
- Software
  - Asset Management
    - License Compliance
    - Deployed vs. Owned Analysis
  - Site Licensing Programs
  - Image Management
  - Installation & Migration

PC Connection

• PCC Reps Visits by Speaker

Experiences Paid Keynote Vendor Engineer and CENTER Customer Expenses as PCC for—Exec Demonstrations Vendor with • Events HQ • Used to Vendor Solution and PCC Sessions and for BRIEFING Customer Analyst from Planning • Environment PCC Studies • of Customers/Prospects Environment Recovery Lab Industry Lab Case Account Mgt • Training Top • Invite Feature Utilize Provide Initiate Storage Security Disaster SAN Messaging • CUSTOMER Working and Cornerstone Solutions • _

Enterprise/Networking 2002 Notebook & Desktop Systems 27% 31% 42% Other Enterprise/Networking Notebook & Desktop Systems 5% 1996 24% PRODUCT MIX SHIFTING FROM DESKTOP TO ENTERPRISE 71% Other

Acquire New Customers Strengthen Product Offerings Add Management Talent Immediately Accretive to Earnings and Operating Metrics Culture & Fit are Crucial Consolidating Industry Creates Opportunities Strategy Built on Experience & Discipline ? ? ? ? ? PURSUE STRATEGIC ACQUISITIONS ¦ ¦

Financial Summary Mark A. Gavin, Sr. VP of Finance and CFO

Large Account Public Sector SMB 2003 Q3 2002 2003 Q2 2002 2003 Q1 2002 NET SALES BY SEGMENT ($            in thousands) $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0

November 16.5% 8.9% 17.4% 12.6% (11.8)% 8.7% 2003 % Change Over Prior Year Month October 23.4% 28.4% 28.1% 28.3% 0.2% 19.5% Total Q4 2003 SALES TRENDS SMB Public Sector: Federal Sled Large Account Consolidated

2002 2003 563 ANNUALIZED 544 3rd Qtr 526 532 2nd Qtr 509 1st Qtr 514 SALES PRODUCTIVITY – ($            in thousands) $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 White boxes represent average reps

Q3 Q2 2003 Q1 Q4 Q3 2002 Q2 Q1 ACTIVE CUSTOMERS 490,000 480,000 470,000 460,000 450,000 440,000 430,000 420,000

% Change 26.5% 7.5% (1.6)% (30.4)% 6.3% 5.9% 11.3% 9.2% (9.7)% 2.5% 2002 % of Net Sales 16.9% 13.6% 9.3% 15.8% 7.7% 11.0% 10.8% 5.3% 9.6% 100.0% 2003 vs. 2002 2003 % of Net Sales 20.9% 14.2% 8.9% 10.7% 8.0% 11.4% 11.7% 5.7% 8.5% 100.0% Q3 PRODUCT MIX – Notebooks & PDAs Desktops/Servers Storage Devices Software Net/Com Products Printers & Printer Supplies Video, Imaging & Sound Memory & System Enhancements Accessories/Other

Q2 2003 10.74% 7.89% 11.68% 10.25% Q3 2003 11.24% 7.96% 11.31% 10.28% GROSS MARGINS AS A        % OF SALES SMB Public Sector Large Account Consolidated

2002 2003 Q3 Q2 Q1 S,G&A AS A        % OF NET SALES 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% Excludes special charges

2002 2003 Q3 Q2 Q1 OPERATING MARGINS AS A        % OF NET SALES 1.50% 1.00% 0.50% 0.00% -0.50% -1.00% -1.50%

2002 2003 Q3 Q2 Q1 DILUTED EARNINGS PER SHARE $0.10 $0.08 $0.06 $0.04 $0.02 $0.00 -$0.02 -$0.04 -$0.06 -$0.08 -$0.10

Q3 2002 50 24 Q3 2003 48 19 ASSET UTILIZATION DSO Inventory Turns

11.5% 9.0% 2.5% 28X 43 Days TARGET RANGES 15% + 30% + 8.5%—2.0%—25 –TWO-YEAR 11.0 – 40 –.5% 2002—(57.0)% 10.8% 10.2% 22X 49 2001 (18.0)% (75.0)% 11.1% 9.9% 1.0% 18X 53 2000 33.0% 30.0% 12.2% 8.6% 3.6% 18X 50 1999 44.0% 44.0% 12.0% 8.5% 3.5% 14X 58 1998 33.0% 29.0% 12.4% 9.1% 3.0% 10X 53 FINANCIAL MODEL REVENUE GROWTH GROSS PROFIT MARGIN (1) Excluded restructuring costs and other special charges EPS GROWTH SG&A OPERATING MARGIN INVENTORY TURNS DAYS SALES OUTSTANDING (DSO) (1)

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